EXHIBIT 32.2



                                  CERTIFICATION
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002




     The undersigned, Patrick E. Lamb, the Senior Vice President, Chief Financial Officer and Treasurer of Fremont General Corporation (the "Company"), pursuant to 18 U.S.C. ss.1350, hereby certifies that, to the best of my knowledge:

          (i) the Quarterly Report on Form 10-Q for the period ended September 30, 2004 of the Company (the "Report") fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

          (ii) the financial statements and disclosures contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   November 8, 2004


                                       /s/   PATRICK E. LAMB
                                       -----------------------------------------
                                       Patrick E. Lamb
                                       Senior Vice President,
                                       Chief Financial Officer and Treasurer